UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2023

INTERPRIVATE III FINANCIAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40151	85-3069266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Avenue of the Americas, 2nd Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 920-0125

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	IPVF.U	NYSE American LLC
Class A common stock, par value $0.0001 per share	IPVF	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	IPVF WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on July 21, 2022, InterPrivate III Financial Partners Inc. (“InterPrivate III”) entered into a Second Amended and Restated Agreement and Plan of Merger, as amended by Amendment No. 1 thereto dated as of December 29, 2022, as further amended by Amendment No. 2 thereto dated as of March 30, 2023, as further amended by Amendment No. 3 thereto dated as of April 29, 2023 and as further amended by Amendment No. 4 thereto dated as of May 31, 2023 (as amended, the “Second A&R Merger Agreement”), by and among InterPrivate III, InterPrivate III Merger Sub Inc., a wholly owned subsidiary of InterPrivate III, InterPrivate III Merger Sub II LLC, a wholly owned subsidiary of InterPrivate III, and Aspiration Partners, Inc. The transactions contemplated by the Second A&R Merger Agreement, amended as described below, are referred to as the “Business Combination.”

On August 22, 2023, the Second A&R Merger Agreement was terminated pursuant to Section 9.01(n) thereof effective on August 29, 2023. Such termination constitutes a Qualifying Termination (as defined in the Second A&R Merger Agreement) pursuant to Section 9.03(b) of the Second A&R Merger Agreement. InterPrivate III cannot provide any assurance that it will receive the termination payments to which it is entitled under the Second A&R Merger Agreement or the timing thereof.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and information incorporated by reference herein, contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while InterPrivate III may elect to update these forward-looking statements at some point in the future, InterPrivate III assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPRIVATE III FINANCIAL PARTNERS INC.

By:	/s/ Ahmed Fattouh
	Name:	Ahmed Fattouh
	Title:	Chairman and Chief Executive Officer

Dated: August 22, 2023

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